SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 2, 2004

LNB Bancorp, Inc.

(Exact name of the registrant as specified on its charter)

Ohio	34-1406303
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

457 Broadway, Lorain, Ohio	44052 — 1769
(Address of principal executive offices)	(Zip Code)

(440) 244 - 6000

Registrant’s telephone number, including area code
Not Applicable
(Former name, former address and former fiscal year,
if changed since last report)

ITEM 7. Financial Statements and Exhibits

(c) Exhibits

99 Press Release announcing Lorain National Bank’s signing of a definitive agreement to acquire Mortgage One Banc.

ITEM 9. Regulation FD Disclosure

Registrant published and issued a press release announcing Lorain National Bank’s signing of a definitive agreement to acquire Mortgage One Banc, dated July 06, 2004, and is furnished as Exhibit 99 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LNB BANCORP, INC.

Date: July 6, 2004	By: /s/Terry M. White
Terry M. White
Executive Vice President,
Chief Financial Officer and
Corporate Secretary